UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

BALL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

WHEN	WHERE	RECORD DATE
Wednesday April 26, 2023 7:30 a.m., mountain daylight time	Virtually via Webcast www.virtualshareholdermeeting.com/BALL2023	You can vote if you are a shareholder of record on March 1, 2023
The Annual Meeting of Shareholders of Ball Corporation will be held virtually for the following purposes:
ITEMS OF BUSINESS

	Item	Board’s Voting Recommendation
1	To elect three Class II director nominees to serve for a one-year term expiring at the annual meeting in 2024 ■ Cathy D. Ross ■ Betty J. Sapp ■ Stuart A. Taylor II	FOR each nominee
2	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Corporation for 2023	FOR
3	To approve, by non-binding advisory vote, the compensation of the named executive officers (“NEOs”) as disclosed in the following Proxy Statement	FOR
4	To approve, by non-binding, advisory vote, the frequency of future non-binding, advisory shareholder votes to approve the compensation of the named executive officers.	ONE YEAR
To consider any other business as may properly come before the meeting, although it is anticipated that no business will be conducted other than the matters listed above
Shareholders of record at the close of business on March 1, 2023, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. The following Proxy Statement contains important information about the meeting and the matters being voted upon.
This year’s Annual Meeting will be held in a virtual format through a live webcast. Please see the Voting and Meeting Information section for details on how to attend.
The accompanying proxy statement supplement contains additional information related to the vote required for the new Proposal 4 to be considered by shareholders at the Annual Meeting. However, the Proxy Statement supplement does not include all of the information provided in connection with the Annual Meeting. Accordingly, we urge you to read the proxy statement supplement in its entirety together with the Proxy Statement and other proxy materials.
Your vote is important. Please read the accompanying proxy materials carefully. To ensure your shares are represented at the Annual Meeting, we urge you to vote your shares by completing and returning the proxy card as promptly as possible. You also may vote by telephone or over the Internet, or if you request a paper copy of the materials, by mail. You may revoke your proxy at any time before the final vote at the Annual Meeting. All properly completed proxies (whether by mail, telephone or Internet) will be voted at the meeting in accordance with the directions given in the proxy, unless the proxy is revoked before voting concludes.
The Notice of Annual Meeting, Proxy Statement and proxy card were first furnished and made available to shareholders on or about March 15, 2023.
By Order of the Board of Directors,
Charles E. Baker
Corporate Secretary
March 21, 2023
Westminster, Colorado

Explanatory Note
On March 16, 2023, Ball Corporation (the “Company,” “Ball,” “we” and “our”) filed with the Securities and Exchange Commission (the “SEC”) a Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related proxy card for the Company’s 2023 Annual Meeting of Shareholders, to be held virtually on April 26, 2023 (together with any adjournment or postponement thereof, the “Annual Meeting”). This supplement to the Proxy Statement and proxy card (this “Supplement”) is being filed solely to add a new proposal (“Proposal 4”) for a non-binding, advisory vote from the Company’s shareholders on the frequency of future non-binding, advisory shareholder votes to approve the compensation of the Company’s named executive officers and to update the Notice of Annual Meeting to add the new Proposal 4. Proposal 4 was inadvertently omitted from the Proxy Statement and proxy card when originally filed with the SEC, and this filing corrects that omission. Other than the addition of Proposal 4 to the Proxy Statement and proxy card, and the updated Notice of Annual Meeting of Shareholders, no other changes have been made to the Proxy Statement or proxy card.
This Supplement should be read in conjunction with the Proxy Statement, which should be read in its entirety. Capitalized terms used but not otherwise defined in this supplement have the meanings ascribed to them in the Proxy Statement. Except as specifically amended or supplemented by the information contained herein, the Proxy Statement continues to be in full force and effect as originally filed.

Proxy Statement Supplement for the 2023 Annual Meeting of Shareholders
This Supplement relates to the solicitation of proxies by our board of directors for use at the Annual Meeting. This Supplement supplements and amends the Proxy Statement for the Annual Meeting to add a new Proposal 4 to the Proxy Statement for a non-binding, advisory vote of the Company’s shareholders on the frequency of future non-binding, advisory shareholder votes to approve the compensation of our named executive officers, and to update the Notice of the Annual Meeting to add the new Proposal 4.
This Supplement and a revised proxy card are being distributed or made available to shareholders beginning on or about March 21, 2023. This Supplement does not provide all of the information that you should read and consider before voting on all of the proposals that are being presented to shareholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for your consideration before voting. We encourage you to read this Supplement carefully and in its entirety, together with the Proxy Statement.
If you wish to cast your vote on Proposal 4, you must fill out and submit the enclosed revised proxy card or otherwise submit updated voting instructions, as described in the Proxy Statement and in this Supplement. The receipt of your new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted. Therefore, if you are submitting a new proxy or voting instructions, you should vote on each proposal, including those for which you previously submitted a proxy or voting instructions. If you have already voted and do not submit your new proxy card or voting instructions, your previously submitted proxy or voting instructions will be voted at the Annual Meeting with respect to Proposals 1, 2, and 3, but will not be counted in determining the outcome of Proposal 4. However, if you submit a new proxy or voting instructions and vote only on Proposal 4, but do not give any directions as to the other proposals, your shares will be voted in favor of each of the three director nominees in Proposal 1 and “FOR” Proposals 2, and 3. Note, however, that if you hold shares beneficially in street name and submit a new proxy or voting instructions and vote only on Proposal 4, but do not give any directions as to the other proposals, your previous voting instructions provided to your broker will remain valid.
BALL CORPORATION 2023 PROXY STATEMENT | 1

Proxy Summary
Page 1 of the Proxy Statement contains disclosure regarding the proposals to be voted upon by the Company’s shareholders at the Annual Meeting. The Proxy Statement summary now reads:
ITEMS OF BUSINESS

	Item	Board’s Voting Recommendation
1	To elect three Class II director nominees to serve for a one-year term expiring at the annual meeting in 2024 ■ Cathy D. Ross ■ Betty J. Sapp ■ Stuart A. Taylor II	FOR each nominee
2	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Corporation for 2023	FOR
3	To approve, by non-binding advisory vote, the compensation of the named executive officers (“NEOs”) as disclosed in the following Proxy Statement	FOR
4	To approve, by non-binding, advisory vote, the frequency of future non-binding, advisory shareholder votes to approve the compensation of the named executive officers.	ONE YEAR
To consider any other business as may properly come before the meeting, although it is anticipated that no business will be conducted other than the matters listed above

Questions and Answers About the Annual Meeting and Voting
Page 74 of the Proxy Statement contains disclosure regarding the proposals to be voted upon by the Company’s shareholders at the Annual Meeting. The Proxy Statement summary now reads:
ITEMS OF BUSINESS

	Item	Board’s Voting Recommendation
1	To elect three Class II director nominees to serve for a one-year term expiring at the annual meeting in 2024 ■ Cathy D. Ross ■ Betty J. Sapp ■ Stuart A. Taylor II	FOR each nominee
2	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Corporation for 2023	FOR
3	To approve, by non-binding advisory vote, the compensation of the named executive officers (“NEOs”) as disclosed in the following Proxy Statement	FOR
4	To approve, by non-binding, advisory vote, the frequency of future non-binding, advisory shareholder votes to approve the compensation of the named executive officers.	ONE YEAR
To consider any other business as may properly come before the meeting, although it is anticipated that no business will be conducted other than the matters listed above
2 | WWW.BALL.COM/INVESTORS

VOTING ITEM 4—NON-BINDING, ADVISORY VOTE ON THE FREQUENCY OF FUTURE NON-BINDING, ADVISORY SHAREHOLDER VOTES TO APPROVE THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

At least once every six years, shareholders are entitled to cast non-binding, advisory vote on how frequently they wish to cast non-binding, advisory vote regarding executive compensation. Shareholders voted in 2017 that they would cast an advisory vote on executive compensation every year.
Accordingly, in addition to the non-binding, advisory vote on the compensation of our named executive officers, we are also seeking a non-binding, advisory vote from our shareholders as to the frequency with which shareholders would have an opportunity to provide a non-binding advisory approval of the Company’s compensation of its named executive officers. We are providing shareholders the option of selecting a frequency of one, two or three years, or abstaining. For the reasons described below, our Board recommends that our shareholders select a frequency of one year, or an annual vote, although we note that this say-on-frequency vote is not a vote to approve or disapprove that recommendation.
We believe Ball’s executive compensation program is designed to support long-term value creation, and an annual vote will allow shareholders to more frequently assess the program in relation to the Corporation’s annual and long-term performance. As described in the Compensation Discussion and Analysis section above, one of the core principles of our executive compensation program is to ensure management’s interests are aligned with our shareholders’ interests to support long-term value creation. While we acknowledge that a biennial or triennial vote is consistent with our long-term focus on performance and executive equity incentives and would allocate investors’ workload of reviewing proxies over a longer period, we believe that companies benefit from the rigor and discipline of having to annually submit their executive compensation to a shareholder vote, for the reasons outlined below.
An annual vote will provide us with the regular input required to proactively respond to shareholders’ sentiments and implement any necessary changes as soon as reasonably possible. We carefully review and evaluate appropriate changes to our program each year to maintain the consistency and credibility of the program, which is important in motivating and retaining our employees. We therefore believe that an annual vote is an appropriate frequency to provide our management and Board of Directors the ability to regularly assess shareholders’ input and to implement any appropriate changes to our executive compensation program.
We therefore recommend that our shareholders select “One Year” when voting on the frequency of future non-binding advisory votes on executive compensation. Although the advisory vote is non-binding, our Board will review the results of the vote and, consistent with our record of shareholder engagement, take them into account in making a determination concerning the frequency of non-binding, advisory votes on executive compensation. For this vote, abstentions and broker nonvotes are not considered votes for any of the three frequencies and will not affect the outcome of the vote.
The Board of Directors recommends shareholders select “ONE YEAR” on the proposal recommending the Frequency of Future Non-Binding, Advisory Votes on the Compensation of Named Executive Officers.
BALL CORPORATION 2023 PROXY STATEMENT | 3